UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2022

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Not Applicable

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 10, 2022, Ampio Pharmaceuticals, Inc. (the “Company” or “Ampio”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on the record date of June 29, 2022, there were 226,286,867 shares of common stock outstanding. At the Annual Meeting, the shareholders present in person or by proxy represented 133,715,057 shares of common stock, or approximately 59.09%.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the Annual Meeting.

1. To elect four directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Martino	68,094,372	15,260,102	50,360,583
David R. Stevens, Ph.D.	69,275,994	14,078,480	50,360,583
J. Kevin Buchi	68,440,977	14,913,497	50,360,583
Elizabeth Varki Jobes	69,492,101	13,862,373	50,360,583

As a result, each nominee was elected as a director of the Company.

2. To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Ampio Pharmaceuticals, Inc. for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions
124,178,529	4,791,788	4,744,740

As a result, the selection of Moss Adams LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022 was ratified.

3. To approve an amendment to the Ampio Pharmaceuticals certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio not less than 5-to-1 and not greater than 15-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before August 10, 2023 without further approval or authorization of our stockholders.

Votes For	Votes Against	Abstentions
101,486,305	30,641,193	1,587,559

Accordingly, the stockholders did not approve this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Date: August 12, 2022	By:	/s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer